GMNEWTR.G2
FOOTER B HAS BEEN ENTERED (DRAFT)


                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                         GENERAL MOTORS CAPITAL TRUST G

                            Dated as of July 9, 1997

                               TABLE OF CONTENTS
                                                                           Page

ARTICLE 1   INTERPRETATION AND DEFINITIONS
      SECTION     1.1   Definitions.                                          2

ARTICLE 2   TRUST INDENTURE ACT
      SECTION     2.1   Trust Indenture Act; Application.                     7
      SECTION     2.2   Lists of Holders of Series G Securities.              7
      SECTION     2.3   Reports by the Institutional Trustee.                 8
      SECTION     2.4   Periodic Reports to the Institutional Trustee.        8
      SECTION     2.5   Evidence of Compliance with Conditions Precedent.     8
      SECTION     2.6   Events of Default; Waiver.                            8
      SECTION     2.7   Event of Default; Notice.                            10

ARTICLE 3   ORGANIZATION
      SECTION     3.1   Name.                                                10
      SECTION     3.2   Office.                                              11
      SECTION     3.3   Purpose.                                             11
      SECTION     3.4   Authority.                                           11
      SECTION     3.5   Title to Property of the Series G Trust.             11
      SECTION     3.6   Powers and Duties of the Regular Trustees.           11
      SECTION     3.7   Prohibition  of  Actions  by the Series G Trust
                        and the Trustees.                                    14
      SECTION     3.8   Powers and Duties of the Institutional Trustee.      15
      SECTION     3.9   Certain  Duties and Responsibilities of the
                        Institutional Trustee.                               17
      SECTION     3.10  Certain Rights of the Institutional Trustee.         18
      SECTION     3.11  Delaware Trustee.                                    20
      SECTION     3.12  Execution of Documents.                              20
      SECTION     3.13  Not Responsible for Recitals or Issuance of
                        Series G Securities.                                 20
      SECTION     3.14  Duration of Series G Trust.                          21
      SECTION     3.15  Mergers.                                             21

ARTICLE 4   SPONSOR
      SECTION     4.1   Sponsor's Purchase of Series G Common Securities.    22
      SECTION     4.2   Responsibilities of the Sponsor.                     22
      SECTION     4.3   Right to Proceed.                                    23
      SECTION     4.4   Expenses.                                            23

ARTICLE 5   TRUSTEES
      SECTION     5.1   Number of Trustees.                                  24
      SECTION     5.2   Delaware Trustee.                                    24
      SECTION     5.3   Institutional Trustee; Eligibility.                  24
      SECTION     5.4   Certain Qualifications of the Regular Trustees and
                        Delaware Trustee Generally.                          25
      SECTION     5.5   Regular Trustees.                                    25
      SECTION     5.6   Appointment, Removal and Resignation of Trustees.    26
      SECTION     5.7   Vacancies among Trustees.                            27
      SECTION     5.8   Effect of Vacancies.                                 27
      SECTION     5.9   Meetings.                                            27
      SECTION     5.10  Delegation of Power.                                 28
      SECTION     5.11  Merger, Conversion, Consolidation or Succession to
                        Business.                                            28

ARTICLE 6   DISTRIBUTIONS
      SECTION     6.1   Distributions.                                       28

ARTICLE 7   ISSUANCE OF SECURITIES
      SECTION     7.1   General Provisions Regarding Series G Securities.    28

ARTICLE 8   DISSOLUTION OF TRUST
      SECTION     8.1   Dissolution of Series G Trust.                       30

ARTICLE 9   TRANSFER OF INTERESTS
      SECTION     9.1   Transfer of Series G Securities.                     30
      SECTION     9.2   Transfer of Certificates.                            31
      SECTION     9.3   Deemed Security Holders.                             32
      SECTION     9.4   Book-Entry Interests.                                32
      SECTION     9.5   Notices to Depository Institution.                   33
      SECTION     9.6   Appointment of Successor Depository Institution.     33
      SECTION     9.7   Definitive Series G Preferred Security Certificates. 33
      SECTION     9.8    Mutilated, Destroyed, Lost or Stolen Certificates.  34

ARTICLE 10  LIMITATION OF LIABILITY OF
            HOLDERS OF SECURITIES, TRUSTEES OR THERS
      SECTION     10.1  Liability.                                           34
      SECTION     10.2  Exculpation.                                         35
      SECTION     10.3  Fiduciary Duty.                                      35
      SECTION     10.4  Indemnification.                                     36
      SECTION     10.5  Outside Businesses.                                  39

ARTICLE 11  ACCOUNTING
      SECTION     11.1  Fiscal Year.                                         39
      SECTION     11.2  Certain Accounting Matters.                          39
      SECTION     11.3  Banking.                                             40
      SECTION     11.4  Withholding.                                         40

ARTICLE 12  AMENDMENTS AND MEETINGS
      SECTION     12.1  Amendments.                                          40
      SECTION     12.2  Meetings of the Holders; Action by Written Consent.  42

ARTICLE 13 REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE
      SECTION     13.1  Representations and Warranties of Institutional
                        Trustee.                                             43
      SECTION     13.2  Representations and Warranties of Delaware Trustee.  44

ARTICLE 14  MISCELLANEOUS                                                    44
      SECTION     14.1  Notices.                                             44
      SECTION     14.2  Governing Law.                                       45
      SECTION     14.3  Intention of the Parties.                            46
      SECTION     14.4  Headings.                                            46
      SECTION     14.5  Successors and Assigns                               46
      SECTION     14.6  Partial Enforceability.                              46
      SECTION     14.7  Counterparts.                                        46


                              ANNEXES AND EXHIBITS

ANNEX 1 Terms of 9.87% Trust Originated Preferred Securities, Series G, and 9.87% Trust Originated Common Securities, Series G

EXHIBIT A-1 Form of Preferred Security Certificate

EXHIBIT A-2 Form of Common Security Certificate

                             CROSS-REFERENCE TABLE*

Section of
Trust Indenture Act                                               Section of
of 1939, as amended                                               Declaration

      310(a)                                                      5.3(a)
      310(b)                                                      5.3(c)
      310(c)                                                      Inapplicable
      311(a) and (b)                                              5.3(c)
      311(c)                                                      Inapplicable
      312(a)                                                      2.2(a)
      312(b)                                                      2.2(b)
      313                                                         2.3
      314(a)                                                      2.4
      314(b)                                                      Inapplicable
      314(c)                                                      2.5
      314(d)                                                      Inapplicable
      314(e)                                                      3.10(a)
      314(f)                                                      Inapplicable
      315(a)                                                      3.9(b)
      315(b)                                                      2.7(a)
      315(c)                                                      3.9(a)
      315(d)                                                      3.9(a)
      316(a) and (b)                          2.6 and Annex I (Sections 5 and 6)
      316(c)                                                      3.6(e)
      317(a)                                                      3.8(c)
      317(b)                                                      3.8(h)

* This Cross-Reference Table does not constitute part of the Declaration as executed and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                         GENERAL MOTORS CAPITAL TRUST G

                                  July 9, 1997


      THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Series G Declaration") is dated and effective as of July 9, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial ownership interests in the Series G Trust to be issued pursuant to this Series G Declaration.

      WHEREAS, the Trustees and the Sponsor established General Motors Capital Trust G (the "Series G Trust"), a statutory business trust under the Business Trust Act (as defined herein), pursuant to a Declaration of Trust dated April 11, 1997 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 11, 1997 (the "Certificate of Trust"); and

      WHEREAS, the Sponsor and the Series G Trust have made an offer to exchange (the "Series G Offer") 9.87% Trust Originated Preferred Securities ("TOPrS "), Series G, representing undivided preferred beneficial ownership interests in the assets of the Series G Trust (the "Series G Preferred Securities"), for up to 9,071,910 of the Sponsor's outstanding depositary shares (the "Series G 9.12% Depositary Shares"), each representing one-fourth of a share of Series G 9.12% Preference Stock, $0.10 par value per share, of the Sponsor (the "Series G 9.12% Preference Stock") not owned by the Sponsor; and

      WHEREAS, concurrently with the issuance of the Series G Preferred Securities in exchange for Series G 9.12% Depositary Shares validly tendered in the Series G Offer, (a) the Series G Trust will issue and sell to the Sponsor Series G Trust Originated Common Securities representing undivided common beneficial ownership interests in the assets of the Series G Trust (the "Series G Common Securities" and, together with the "Series G Preferred Securities," the "Series G Securities") in an aggregate liquidation amount equal to at least 3% of the total capital of the Series G Trust and (b) the Sponsor will deposit into the Series G Trust as trust assets its 9.87% Junior Subordinated Deferrable Interest Debentures, Series G, due 2012 (the "Series G Debentures"), having an aggregate principal amount equal to the aggregate stated liquidation amount of the Series G Securities so issued; and

      WHEREAS, the Series G Trust has been established for the principal purposes of issuing the Series G Securities and purchasing the Series G Debentures from the Series G Debenture Issuer (as defined herein); and

      WHEREAS,  as of the date hereof, no Series G Securities have been issued;
and

      WHEREAS,   all  of  the  Trustees  and  the  Sponsor,  by  this  Series  G
Declaration, hereby amend and restate each and every term and provision of the Original Declaration.

      NOW, THEREFORE, it being the intention of the parties hereto to continue the Series G Trust as a business trust under the Business Trust Act and that this Series G Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Series G Trust will be held in trust for the benefit of the Holders, subject to the provisions of this Series G Declaration.

                                 ARTICLE 1
                         INTERPRETATION AND DEFINITIONS

      SECTION    1.1         Definitions.

      Unless the context otherwise requires:

                  (a) capitalized terms used in this Series G Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                  (b) a term defined anywhere in this Series G Declaration has the same meaning throughout;

                  (c) all references to "the Series G Declaration" or "this Series G Declaration" are to this Series G Declaration as modified, supplemented or amended from time to time;

                  (d) all references in this Series G Declaration to Articles, Sections, Annexes and Exhibits are to Articles and Sections of, and Annexes and Exhibits to, this Series G Declaration;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Series G Declaration unless otherwise defined in this Series G Declaration or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

      "Additional Interest" has the meaning set forth in Section 2(d) of Annex I.

      "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

      "Agent" means any Paying Agent.

      "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

      "Book Entry Interest" means a beneficial ownership interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depository Institution as described in Section 9.4.

      "Business Day" means any day other than a day on which Federal or State banking institutions in New York, New York or Wilmington, Delaware are authorized or obligated by law, executive order or regulation to close.

      "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

      "Certificate" means a Series G Common Security Certificate or a Series G Preferred Security Certificate.

      "Closing Date" means the "Exchange Date" as defined in the Dealer Manager Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

      "Commission" means the Securities and Exchange Commission.

      "Compound Interest" has the meaning set forth in Section 2(a) of Annex I.

      "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

      "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Series G Trust or (ii) the Series G Trust's Affiliates; and (b) any Holder of Series G Securities.

      "Coupon Rate" has the meaning set forth in Section 2(a) of Annex I.

      "Creditor" has the meaning set forth in Section 4.4(d).

      "Dealer Manager Agreement" means the Dealer Manager Agreement between the Series G Debenture Issuer, the Series G Trust and the dealer managers and other parties named thereunder.

      "Debt  Trustee"  means  Wilmington  Trust  Company,   a  Delaware  banking
corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

      "Definitive Series G Preferred Security Certificates" has the meaning set forth in Section 9.4.

      "Delaware Trustee" has the meaning set forth in Section 5.2.

      "Depository Institution" shall mean DTC, PDTC, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Series G Debenture Issuer pursuant to either Section 2.03 or 2.11 of the Indenture.

      "Depository Institution Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository Institution effects book-entry transfers and pledges of securities deposited with the Depository Institution.

      "Direct Action" has the meaning set forth in Section 3.8(e).

      "Distribution" means a distribution payable to Holders in accordance with Section 6.1.

      "Distribution Payment Date" has the meaning set forth in Section 2(b) of Annex I.

      "DTC"  means  The  Depository  Trust  Company,   the  initial  Depository
Institution.

      "Event of Default" in respect of the Series G Securities means an Event of Default under the Indenture which has occurred and is continuing in respect of the Series G Debentures.

      "Exchange" means the exchange of the Series G 9.12% Depositary Shares for the Series G Preferred Securities pursuant to the Series G Offer.

      "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, or any successor legislation.

      "Fiduciary   Indemnified   Person"   has  the   meaning   set   forth  in
Section 10.4(b).

      "Global Certificate" has the meaning set forth in Section 9.4.

      "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

      "Indemnified Person" means a Sponsor Indemnified Person or a Fiduciary Indemnified Person.

      "Indenture" means the Indenture dated as of July 1, 1997 between the Series G Debenture Issuer and the Debt Trustee, and any indenture supplemental thereto pursuant to which the Series G Debentures are to be issued, as amended.

      "Institutional Trustee" has the meaning set forth in Section 5.3.

      "Institutional   Trustee   Account"   has  the   meaning   set  forth  in
Section 3.8(c).

      "Investment Company" means an investment company as defined in the Investment Company Act.

      "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

      "Legal Action" has the meaning set forth in Section 3.6(g).

      "Liquidation" has the meaning set forth in Section 3 of Annex I.

      "Liquidation Distribution" has the meaning set forth in Section 3 of Annex I.

      "List of Holders" has the meaning set forth in Section 2.2(a).

      "Majority in liquidation amount of the Series G Securities" means, except as provided in the terms of the Series G Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Series G Securities voting together as a single class or, as the context may require, Holders of outstanding Series G Preferred Securities or Holders of outstanding Series G Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Series G Securities of the relevant class.

      "NYSE" means the New York Stock Exchange, Inc.

      "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Series G Declaration shall include:

      (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

      (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

      (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

      "Paying Agent" has the meaning set forth in Section 3.8(h).

      "Payment Amount" has the meaning set forth in Section 6.1.

      "PDTC" means The Philadelphia Depository Trust Company.

      "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Pre-Issuance Interest" has the meaning set forth in Section 2(a) of Annex I.

      "Pro Rata" has the meaning set forth in Section 8 of Annex I.

      "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

      "Redemption/Distribution Notice" has the meaning set forth in Section 4(g) of Annex I.

      "Regular Trustee" has the meaning set forth in Section 5.1.

      "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

      "Resignation Request" has the meaning set forth in Section 5.6(c).

      "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

      "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

      "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

      "Series G Common Securities" has the meaning set forth in Section 7.1(a).

      "Series G Common Securities Guarantee" means the guarantee agreement to be dated as of the date hereof of the Sponsor in respect of the Series G Common Securities, as amended.

      "Series G Common Security Certificate" means a definitive certificate in fully registered form representing a Series G Common Security substantially in the form of Exhibit A-2.

      "Series G Debenture Issuer" means General Motors Corporation, a Delaware corporation, in its capacity as issuer of the Series G Debentures under the Indenture.

      "Series G Extension Period" has the meaning set forth in Section 2(b) of Annex I.

      "Series G Preferred Guarantee Trustee" means Wilmington Trust Company, a national banking association, as trustee under the Series G Preferred Securities Guarantee until a successor is appointed thereunder, and thereafter means such successor trustee.

      "Series G Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depository Institution, or on the books of a Person maintaining an account with such Depository Institution (directly as a Depository Institution Participant or as an indirect participant, in each case in accordance with the rules of such Depository Institution).

      "Series G Preferred Security Certificate" means a certificate representing a Series G Preferred Security substantially in the form of Exhibit A-1.

      "Series G Preferred Securities Guarantee" means the guarantee agreement to be dated as of the date hereof, of the Sponsor in respect of the Series G Preferred Securities, as amended.

      "Series G Redemption Price" has the meaning set forth in Section 4(c) of Annex I.

      "Series G Securities" means the Series G Common Securities and the Series G Preferred Securities.

      "Series G Securities Guarantees" means the Series G Common Securities Guarantee and the Series G Preferred Securities Guarantee.

      "Series G Stated Maturity" has the meaning set forth in Section 4(a) of Annex I.

      "Sponsor" means General Motors Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Series G Trust.

      "Sponsor Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Series G Trust or its Affiliates.

      "Successor Delaware Trustee" has the meaning set forth in Section 5.6(b)(ii).

      "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

      "Successor Institutional Trustee" has the meaning set forth in Section 5.6(b)(i).

      "Successor Series G Securities" has the meaning set forth in Section 3.15(b)(i).

      "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

      "Tax Event" has the meaning set forth in Section 4(c) of Annex I.

      "10% in liquidation amount of the Series G Securities" means, except as provided in the terms of the Series G Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Series G Securities voting together as a single class or, as the context may require, Holders of outstanding Series G Preferred Securities or Holders of outstanding Series G Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Series G Securities of the relevant class.

      "Transfer Agent" has the meaning set forth in Section 9.2(e).

      "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

      "Trustee" or "Trustees" means each Person who has signed this Series G Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                  ARTICLE 2
                              TRUST INDENTURE ACT

      SECTION   2.1       Trust Indenture Act; Application.

                  (a) This Series G Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Series G Declaration and shall, to the extent applicable, be governed by such provisions.

                  (b) The Institutional Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                  (c) If,and to the extent that, any provision of this Series G Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, the duties imposed by the Trust Indenture Act shall control.

                  (d)The application of the Trust Indenture Act to this Series G Declaration shall not affect the nature of the Series G
                  Securities as equity securities representing undivided beneficial ownership interests in the assets of the Series G Trust.

      SECTION    2.2      Lists of Holders of Series G Securities.

                  (a) Each of the Sponsor and the Regular Trustees on behalf of the Series G Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Series G Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Series G Trust, and (ii) at any other time, within 30 days of receipt by the Series G Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b)    The  Institutional   Trustee  shall  comply  with  its
                  obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

       SECTION     2.3     Reports by the Institutional Trustee.

      Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Series G Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

      SECTION      2.4    Periodic   Reports  to  the   Institutional
                          Trustee.

      Each of the Sponsor and the Regular Trustees on behalf of the Series G Trust shall provide to the Institutional Trustee, the Holders and the Securities and Exchange Commission such documents, reports and information as required by
Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by
Section 314 of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each fiscal year).

      SECTION     2.5     Evidence  of  Compliance   with  Conditions
                          Precedent.

      Each of the Sponsor and the Regular Trustees on behalf of the Series G Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Series G Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

      SECTION      2.6    Events of Default; Waiver.

                  (a) Subject to Section 2.6(c), the Holders of a Majority in liquidation amount of Series G Preferred Securities may, by vote, on behalf of the Holders of all of the Series G Preferred Securities, waive any past Event of Default in respect of the Series G Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Series G Declaration shall also not be waivable; or

                 (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Series G Debentures (a "Super Majority") to be waived under the Indenture, then the Event of Default under the Series G Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Series G Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Series G Debentures outstanding; or

                  (iii) requires  the consent or vote of each Holder of Series G
                        Debentures to be waived under the Indenture, then the Event of Default under the Series G Declaration may only be waived by each Holder of Series G Preferred Securities.

      The  foregoing  provisions  of this  Section  2.6(a)  shall  be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Series G Declaration and the Series G Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Series G Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Series G Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Series G Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Series G Preferred Securities of an Event of Default with respect to the Series G Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Series G Common Securities of any such Event of Default with respect to the Series G Common Securities for all purposes of this Series G Declaration without any further act, vote, or consent of the Holders of the Series G Common Securities.

                  (b)Subject to Section 2.6(c), the Holders of a Majority in liquidation amount of the Series G Common Securities may, by vote, on behalf of the Holders of all of the Series G Common Securities, waive any past Event of Default with respect to the Series G Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                   (i) is not waivable under the Indenture, except where the Holders of the Series G Common Securities are deemed to have waived such Event of Default under the Series G Declaration as provided below in this Section 2.6(b), then the Event of Default under the Series G Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of (A) a Super Majority to be waived, then the Event of Default under the Series G Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Series G Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Series G Debentures outstanding or (B) each holder of Series G Debentures to be waived, then the Event of Default under the Series G Declaration may only be waived by each Holder of Series G Common Securities, except where the Holders of the Series G Common Securities are deemed to have waived such Event of Default under the Series G Declaration as provided below in this
                        Section 2.6(b); provided further, each Holder of Series G Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Series G Common Securities and its consequences until all Events of Default with respect to the Series G Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Series G Preferred Securities and only the Holders of the Series G Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Series G Securities set forth in Annex I hereto. If any Event of Default with respect to the Series G Preferred Securities is waived by the Holders of Series G Preferred Securities as provided in this Series G Declaration, the Holders of Series G Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Series G Common Securities for all purposes under this Series G Declaration without any further act, vote or consent of the Holders of the Series G Common Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Series G Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Series G Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Series G Common Securities or impair any right consequent thereon. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Series G Declaration and the Series G Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Series G Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Series G Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Series G Common Securities or impair any right consequent thereon.

                  (c)The right of any Holder to receive payment of Distributions in accordance with this Series G Declaration and the terms of the Series G Securities set forth in Annex I on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of each such Holder.

                  (d)A waiver of an Event of Default under the Indenture by the Institutional Trustee at the written direction of the Holders of the Series G Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Series G Declaration. The foregoing provisions of this Section 2.6(d) shall be in lieu of Section 316(a)(1)(B) of the Trust
                  Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Series G Declaration and the Series G Securities, as permitted by the Trust Indenture Act.

         SECTION 2.7         Event of Default; Notice.

                  (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders, notice of all defaults with respect to the Series G Securities actually known to a Responsible Officer, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of, premium, if any, or interest on any of the Series G Debentures or in the payment of any sinking fund installment established for the Series G Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders; and provided further, that in the case of any default of the character specified in Section 5.01(c) of the Indenture, no such notice to Holders shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

          (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

                  (i) default under Sections 5.01(a), (b), and (f) of the Indenture; or

                  (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Series G Declaration shall have actual knowledge.

                                    ARTICLE 3
                                  ORGANIZATION

      SECTION    3.1      Name.

      The Series G Trust continued by this Series G Declaration is named "General Motors Capital Trust G," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders. The Series G Trust's activities may be conducted under the name of the Series G Trust or any other name deemed advisable by the Regular Trustees.

      SECTION     3.2     Office.

      The address of the principal office of the Series G Trust is c/o General Motors Corporation, 100 Renaissance Center, Detroit, Michigan 48243-7301. Upon ten (10) Business Days' written notice to the Holders of Series G Securities, the Regular Trustees may designate another principal office.

       SECTION    3.3      Purpose.

      The exclusive purposes and functions of the Series G Trust are (i) to issue (a) its Series G Preferred Securities in exchange for Series G 9.12% Depositary Shares validly tendered in the Series G Offer and deliver such Series G 9.12% Depositary Shares to the Series G Debenture Issuer in consideration of the deposit by the Series G Debenture Issuer in the Series G Trust as trust assets of Series G Debentures having an aggregate stated principal amount equal to the aggregate stated liquidation amount of the Series G 9.12% Depositary Shares so delivered and (b) its Series G Common Securities to the Sponsor in exchange for cash and invest the proceeds thereof in an equal aggregate principal amount of Series G Debentures, (ii) to enter into such agreements and arrangements as may be necessary in connection with the Series G Offer and to take all actions, and exercise such discretion, as may be necessary or desirable in connection with the Series G Offer and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection with the Series G Offer and the issuance of the Series G Preferred Securities, and (iii) except as otherwise limited herein, to engage in those other activities necessary or incidental thereto. As more specifically provided in
Section 3.7, the Series G Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Series G Trust not to be classified for United States federal income tax purposes as a grantor trust.

      SECTION    3.4      Authority.

      Subject to the limitations provided in this Series G Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Series G Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Series G Trust and any action taken by the Institutional Trustee on behalf of the Series G Trust in accordance with its powers shall constitute the act of and serve to bind the Series G Trust. In dealing with the Trustees acting on behalf of the Series G Trust, no person shall be required to inquire into the authority of the Trustees to bind the Series G Trust. Persons dealing with the Series G Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Series G Declaration.

      SECTION     3.5     Title to Property of the Series G Trust.

      Except as provided in Section 3.8 with respect to the Series G Debentures and the Institutional Trustee Account or as otherwise provided in this Series G Declaration, legal title to all assets of the Series G Trust shall be vested in the Series G Trust. The Holders shall not have legal title to any part of the assets of the Series G Trust, but shall have an undivided beneficial interest in the assets of the Series G Trust.

       SECTION    3.6      Powers and Duties of the Regular Trustees.

      The Regular Trustees shall have the exclusive power, duty and authority to cause the Series G Trust to engage in the following activities:

                  (a) to issue the Series G Securities in accordance with this Series G Declaration in connection with the exchange of the Series G Preferred Securities and the sale of the Series G Common Securities; provided, however, that the Series G Trust may issue no more than one series of Series G Preferred
                  Securities and no more than one series of Series G Common Securities; and, provided further, that there shall be no interests in the Series G Trust other than the Series G Securities, and the issuance of Series G Securities shall be limited to a one-time simultaneous issuance of both Series G Preferred Securities and Series G Common Securities on the Closing Date;

                  (b)in connection with the issue and exchange of the Series G Preferred Securities, at the direction of the Sponsor, to:

                        (i) execute and file with the Commission one or more registration statements on Form S-4 prepared by the Sponsor, including any and all amendments thereto, pertaining to the Series G Preferred Securities;

                        (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Series G Preferred Securities in any State in which the Sponsor has determined to qualify or register such Series G Preferred Securities for exchange;

                        (iii) execute and file an application, prepared by the Sponsor, to the NYSE, Inc. or any other national stock exchange or the NASDAQ Stock Market's National Market for listing or quotation upon notice of issuance of any Series G Preferred Securities;

                        (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Series G Preferred Securities under Section 12(b) of the Exchange Act;

                        (v) prepare, execute and file with the Commission an Issuer Tender Offer statement on Schedule 13E-3 or
                        Schedule 13E-4, as necessary, or any other appropriate document or schedule, and any amendment thereto;

                        (vi)  execute  and  enter  into  the  Dealer   Manager
                        Agreement providing for the exchange of the Series G Preferred Securities;

                        (vii)   execute  and  enter  into  one or more  exchange
                        agent agreements,   information   agent  agreements  or
                        other agreements as may be required in connection with the Series G Offer; and

                        (viii) execute  and  deliver   letters,   documents  or
                        instruments with DTC and PDTC.

                  (c)to acquire the Series G Debentures in consideration of the transfer of the Series G 9.12% Depositary Shares received upon exchange of the Series G Preferred Securities and the sale of the Series G Common Securities; provided, however, that the
                  Regular Trustees shall cause legal title to the Series G Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders;

                  (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Series G Securities as to such actions and applicable record dates;

                  (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Series G Securities set forth in Annex I hereto;

                  (g)to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Series G Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                  (i) to cause the Series G Trust to comply with the Series G Trust's obligations under the Trust Indenture Act;

                  (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

                  (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Series G Trust;

                  (l) to act as, or appoint another Person to act as, registrar, transfer agent and paying agent for the Series G Securities;

                  (m) to give prompt written notice to the Holders of any notice received from the Series G Debenture Issuer of its election to defer payments of interest on the Series G Debentures by extending the interest payment period under the Indenture;

                  (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Series G Trust in all matters necessary or incidental to the foregoing;

                  (o)to take all action that may be necessary or appropriate for the preservation and the continuation of the Series G Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Series G Trust to effect the purposes for which the Series G Trust was created;

                  (p) to take any action, not inconsistent with this Series G Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Series G Trust as set out in this Section 3.6, including, but not limited to:

                        (i) causing the Series G Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                        (ii) causing the Series G Trust to be classified for United States federal income tax purposes as a grantor trust; and

                        (iii) cooperating with the Series G Debenture Issuer to ensure that the Series G Debentures will be treated as indebtedness of the Series G Debenture Issuer for United States federal income tax purposes, provided that such actions do not adversely affect the interests of Holders; and

                  (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Series G Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Series G Trust.

      The Regular  Trustees  shall exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Series G Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Series G Trust set forth in Section 3.3.

      Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

      Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Series G Debenture Issuer.

      SECTION  3.7        Prohibition  of  Actions  by the  Series  G
                          Trust and the Trustees.

                 (a)The Series G Trust shall not, and the  Trustees  (including the Institutional Trustee) shall cause the Series G Trust not to, engage in any activity other than in connection with the purpose of the Series G Trust or other than as required or authorized by this Series G Declaration. In particular, the Series G Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Series G Trust not to:

                        (i) invest any proceeds received by the Series G Trust from holding the Series G Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Series G Declaration and of the Series G Securities;

                        (ii) acquire any assets other than as expressly provided herein;

                        (iii) possess Series G Trust property for other than a Series G Trust purpose;

                        (iv) make any investments, other than investments represented by the Series G Debentures;

                        (v) possess any power or otherwise act in such a way as to vary the Series G Trust assets or the terms of the Series G Securities in any way whatsoever;

                        (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Series G Trust other than the Series G Securities;

                        (vii)    incur any indebtedness for borrowed money; or

                      (viii) other than as provided in this Series G Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debt Trustee with respect to the Series G Debentures, (B) waive any past default that is waivable under the
                        Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Series G Debentures held in the Series G Trust shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Series G Debentures if such action would cause the Series G Trust to be classified for United States federal income tax purposes as other than a grantor trust or would cause the Series G Trust to be deemed an Investment Company required to be registered under the Investment Company Act.

          SECTION    3.8      Powers  and  Duties  of  the  Institutional
                              Trustee.

                  (a) The legal title to the Series G Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders. The right, title and interest of the Institutional Trustee to the Series G Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Series G Debentures have been executed and delivered.

                  (b) The Institutional Trustee shall not transfer its right, title and interest in the Series G Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

                  (c)   The Institutional Trustee shall:

                        (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Series G Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Series G Declaration;

                        (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Series G Securities to the extent the Series G Debentures are redeemed or mature; and

                        (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Series G Securities, engage in such ministerial activities  as  shall be  necessary  or  appropriate  to
                        effect the distribution of the Series G Debentures to Holders in accordance with the provisions of the Indenture.

                  (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Series G Securities.

                  (e)The Institutional Trustee shall take any Legal Action which arises out of or in connection with (i) an Event of Default of which a Responsible Officer has actual knowledge or (ii) the Institutional Trustee's duties and obligations under this Series G Declaration or the Trust Indenture Act. If the Institutional Trustee fails to enforce its rights under the Series G Debentures after a Holder of Series G Preferred Securities has made a written request, such Holder may institute a legal proceeding against the Series G Debenture Issuer to enforce the Institutional Trustee's rights under the Series G Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Series G Debenture Issuer to pay interest or principal on the Series G Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Series G Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of, or interest on, the Series G Debentures having a principal amount equal to the aggregate liquidation amount of the Series G Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Series G Debentures. Notwithstanding any payments made to such Holder of Series G Preferred Securities by the Series G Debenture Issuer in connection with a Direct Action, the Series G Debenture Issuer shall remain obligated to pay the principal of or interest on the Series G Debentures held by the Series G Trust or the Institutional Trustee of the Series G Trust, and the Series G Debenture Issuer shall be subrogated to the rights of the Holder of such Series G Preferred Securities with respect to payments on the Series G Preferred Securities. Except as provided in the preceding sentences and in the Series G Preferred Securities Guarantee, the Holders of Series G Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Series G Debentures.

                  (f) The Institutional Trustee shall not resign as a Trustee unless either:

                        (i) the Series G Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Series G Securities; or

                        (ii)   a  Successor   Institutional  Trustee  has  been
                        appointed  and  has  accepted   that   appointment   in
                        accordance with Section 5.6.

                  (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Series G Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders, enforce its rights as holder of the Series G Debentures subject to the rights of the Holders pursuant to the terms of such Series G Securities.

                  (h)The Institutional Trustee may authorize one or more Persons acceptable to the Series G Trust (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Series G Trust with respect to the Series G Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee, in each case without prior notice to the Holders. The Paying Agent may perform such functions whenever the Institutional Trustee may do so. Each reference in this Series G Declaration to payment to the Holders by the Institutional Trustee includes such payment by a Paying Agent. A Paying Agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and itself may be the Series G Trust, an Affiliate of the Series G Trust or a Related Party of the Sponsor. The Institutional Trustee hereby appoints The First National Bank of Boston to initially act as Paying Agent for the Series G Securities.

                  (i)The Institutional Trustee shall give prompt written notice to the Holders of the Series G Securities of any notice received by it from the Series G Debenture Issuer of the Series G Debenture Issuer's election to defer payments of interest on the Series G Debentures by extending the interest payment period with respect thereto.

                  (j) The Institutional Trustee shall notify all Holders of the Series G Preferred Securities of any notice of default received from the Debt Trustee with respect to the Series G Debentures. Such notice shall state that such event of default under the Indenture with respect to the Series G Debentures also constitutes an Event of Default hereunder.

                  (k) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

      The  Institutional  Trustee  shall  exercise  the powers set forth in this
Section 3.8 and in Sections 3.9 and 3.10 in a manner that is consistent with the purposes and functions of the Series G Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Series G Trust set out in Section 3.3.

       SECTION 3.9 Certain Duties and Responsibilities of the Institutional Trustee.

                  (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Series G Declaration and no implied covenants shall be read into this Series G Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Series G Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Series G Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                          (A) the duties  and  obligations
                              of the Institutional Trustee shall be determined solely by the express provisions of this Series G Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Series G Declaration, and no implied covenants or obligations shall be read into this Series G Declaration against the Institutional Trustee; and

                          (B) in the  absence of bad faith
                              on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the
                              Institutional Trustee and conforming to the requirements of this Series G Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Series G Declaration;

                        (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                        (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Series G Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Series G Declaration;

                        (iv) no provision of this Series G Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Series G Declaration or adequate indemnity against such risk is not reasonably assured to it;

                        (v)the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Series G Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Series G Declaration and the Trust Indenture Act;

                        (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Series G Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                        (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law;

                        (viii)the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this
                        Series G Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor; and

                        (ix) the Institutional Trustee shall not be liable for the acts or omissions of any paying agent, registrar, authenticating agent or transfer agent if other than the Institutional Trustee.

         SECTION    3.10      Certain   Rights   of   the   Institutional
                              Trustee.

                  (a)   Subject to the provisions of Section 3.9:

                        (i) the Institutional Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                        (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Series G Declaration shall be sufficiently evidenced by an Officers' Certificate;

                        (iii) whenever in the administration of this Series G Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                        (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                        (v)the Institutional Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Series G Declaration from any court of competent jurisdiction;

                        (vi) the  Institutional  Trustee   shall  be  under  no
                        obligation to exercise any of the rights or powers vested in it by this Series G Declaration at the request, order or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Series G Declaration;

                        (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                        (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                        (ix)any action taken by the Institutional Trustee or its agents hereunder shall bind the Series G Trust and the Holders, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Series G Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                        (x) whenever in the administration of this Series G Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Series G Securities as would be entitled to direct the Institutional Trustee under the terms of the Series G Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions; and

                        (xi) except as otherwise expressly provided by this Series G Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Series G Declaration.

                  (b) No provision of this Series G Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

      SECTION    3.11      Delaware Trustee.

      Notwithstanding any other provision of this Series G Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Series G Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions to act of the Series G Trust or of the Regular Trustees except such acts as the Delaware Trustee is expressly obligated or authorized to undertake under this Series G Declaration or the Business Trust Act and except for the negligence or willful misconduct of the Delaware Trustee.

      SECTION    3.12      Execution of Documents.

      Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Series G Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

      SECTION 3.13 Not Responsible for Recitals or Issuance of Series G Securities.

      The recitals contained in this Series G Declaration and the Series G Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Series G Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Series G Declaration or the Series G Securities.

      SECTION     3.14     Duration of Series G Trust.

      The Series G Trust, unless dissolved pursuant to the provisions of Article 8 hereof, shall have existence until April 11, 2052.

      SECTION     3.15     Mergers.

                  (a) The Series G Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

                  (b) The Series G Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders, the Institutional Trustee or the Delaware Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:

                 (i) if the Series G Trust is not the survivor, such successor entity (the "Successor Entity") either:

                         (A)   expressly  assumes all of
                               the obligations of the Series G Trust under the Series G Securities; or

                          (B) substitutes for the Series G
                              Preferred Securities other securities having substantially the same terms as the Series G
                              Preferred  Securities  (the  "Successor  Series  G
                              Securities") so long as the Successor Series G Securities rank the same as the Series G Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Series G Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Series G Debentures;

                  (iii) the Series G Preferred  Securities  or
                        any Successor Series G Securities are listed, or any Successor Series G Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Series G Preferred Securities are then listed or quoted;

                  (iv)  such     merger,     consolidation,
                        amalgamation or replacement does not cause the Series G Preferred Securities (including any Successor Series G Securities) to be downgraded by any nationally recognized statistical rating organization;

                   (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Series G Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

                  (vi)  such  Successor  Entity has a purpose
                        identical to that of the Series G Trust;

                  (vii) prior to such  merger,  consolidation,
                        amalgamation or replacement, the Series G Debenture Issuer has received an opinion of a nationally recognized independent counsel to the Series G Trust experienced in such matters to the effect that:

                        (A)   such        merger,
                        consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Series G Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity); and

                        (B)   following      such
                        merger, consolidation, amalgamation or replacement, neither the Series G Trust nor the Successor Entity will be required to register as an Investment Company; and

                        (C)   following   such  merger,
                        consolidation, amalgamation or replacement, the Series G Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes; and

               (viii)   the    Sponsor    guarantees    the
                        obligations of such Successor Entity under the Successor Series G Securities at least to the extent provided by the Series G Preferred Securities Guarantee and the Series G Common Securities Guarantee.

                  (c) Notwithstanding Section 3.15(b), the Series G Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Series G Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Series G Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE 4
                                    SPONSOR

       SECTION    4.1      Sponsor's   Purchase  of  Series  G  Common
                           Securities.

      On the Closing Date, the Sponsor will purchase all of the Series G Common Securities issued by the Series G Trust, in an amount at least equal to 3% of the total capital of the Series G Trust, at the same time as the Series G Preferred Securities are issued in exchange for Series G 9.12% Depositary Shares in the Series G Offer.

      SECTION     4.2     Responsibilities of the Sponsor.

      In connection with the issue and sale of the Series G Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare for filing by the Series G Trust with the Commission one or more registration statements on Form S-4 in relation to the Series G Preferred Securities, including any amendments thereto;

                  (b)to determine the states in which to take appropriate action to qualify or register for sale all or part of the Series G Preferred Securities and to do any and all such acts, other than actions which must be taken by the Series G Trust, and advise the Series G Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Series G Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

                  (c) to prepare for filing by the Series G Trust an application to the NYSE, Inc. or any other national stock exchange or the NASDAQ National Market for listing or quotation upon notice of issuance of the Series G Preferred Securities;

                  (d) to prepare for filing by the Series G Trust with the Commission a registration statement on Form 8-A relating to the registration of the Series G Preferred Securities under
                  Section 12(b) of the Exchange Act, including any amendments thereto; and

                  (e)    to   negotiate   the  terms  of  the  Dealer   Manager
                  Agreement.

      SECTION    4.3      Right to Proceed.

      The Sponsor acknowledges the rights of the Holders to institute a Direct Action as set forth in Section 3.8(e) hereto.

      SECTION    4.4      Expenses.

      In connection with the offering, sale and issuance of the Series G Debentures to the Institutional Trustee and in connection with the issuance of the Series G Securities by the Series G Trust, the Series G Debenture Issuer, in its capacity as borrower with respect to the Series G Debentures, shall:

                  (a) pay all costs and expenses relating to the offering, sale and issuance of the Series G Debentures, including fees to the dealer managers payable pursuant to the Dealer Manager Agreement, and compensation of the Debt Trustee under the Indenture in accordance with the provisions of Section 6.06 of the Indenture;

                  (b) be responsible and shall pay all debts and obligations (other than with respect to the Series G Securities) and all costs and expenses of the Series G Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Series G Trust, the offer, sale and issuance of the Series G Securities (including fees to the dealer managers in connection therewith), the fees and expenses (including reasonable counsel fees and expenses) of the Institutional Trustee, the Delaware Trustee and the Regular Trustees (including any amounts payable under Article 10 of this Series G Declaration), the costs and expenses relating to the operation of the Series G Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing and disposition of Series G Trust assets and the enforcement by the Institutional Trustee of the rights of Holders of the Series G Preferred Securities);

                  (c)   be   primarily   liable   for   any    indemnification
                  obligations   arising   with   respect   to  this   Series  G
                  Declaration; and

                  (d)pay any and all taxes(other than United States withholding taxes attributable to the Series G Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Series G Trust.

      The Series G Debenture Issuer's obligations under this Section 4.4 shall be for the benefit of, and shall be enforceable by, any person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Series G Debenture Issuer's obligations under this Section 4.4 directly against the Series G Debenture Issuer and the Series G Debenture Issuer irrevocably waives any right of remedy to require that any such Creditor take any action against the Series G Trust or any other Person before proceeding against the Series G Debenture Issuer. The Series G Debenture Issuer agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.4.

                                    ARTICLE 5
                                    TRUSTEES

       SECTION    5.1      Number of Trustees.

                  (a)The number of Trustees initially shall be five.At any time before the issuance of any Series G Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees. After the issuance of any Series G Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Series G Common Securities voting as a class at a meeting of the Holders of the Series G Common Securities; provided, however, that, the number of Trustees shall in no event be less than two; and provided further that (i) if required under Section
                  5.2 below, one Trustee shall be the Delaware Trustee; (ii) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (iii) so long as required under Section 5.3, one Trustee shall be the Institutional Trustee.

                  (b) Any action taken by Holders of Series G Common Securities pursuant to this Article 5 shall be taken at a meeting of Holders of Series G Common Securities convened for such purpose or by written consent of such Holders.

                  (c) Except as otherwise provided herein, no amendment may be made to this Section 5.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Series G Common Securities.

      SECTION     5.2     Delaware Trustee.

      If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware; or

                  (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee may also be the Delaware Trustee and Section 3.11 shall have no application.

      The initial Delaware Trustee shall be Wilmington Trust Company until removed or replaced in accordance with Section 5.6.

      SECTION     5.3     Institutional Trustee; Eligibility.

                  (a) For so long as this Series G Declaration is required to qualify as an indenture under the Trust Indenture Act, there
                  shall  at  all  times  be  one  Trustee  (the   "Institutional
                  Trustee") which shall:

                        (i)   not be an Affiliate of the Sponsor; and

                        (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time an Institutional Trustee is required the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

                  (c) If at any time an Institutional Trustee is required the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act or becomes a creditor of the Sponsor during the time periods specified in Section 311 of the Trust Indenture Act, the Institutional Trustee and the Holder of the Series G Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) and 311 of the Trust Indenture Act, as applicable.

                  (d)The Series G Preferred Securities Guarantee shall be deemed to be specifically described in this Series G Declaration for purposes of clause (i) of the first provision contained in
                  Section 310(b) of the Trust Indenture Act.

                  (e) The initial Institutional Trustee shall be Wilmington Trust Company until removed or replaced in accordance with
                  Section 5.6.

      SECTION     5.4     Certain   Qualifications   of  the  Regular
                          Trustees and Delaware Trustee Generally.

      Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

      SECTION    5.5      Regular Trustees.

      The initial Regular Trustees shall be John D. Finnegan, Walter G. Borst and Martin I. Darvick.

                  (a) Except as expressly set forth in this Series G Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one of such Regular Trustees;

                  (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Series G Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6; and

                  (c)a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Series G Trust to execute pursuant to Section 3.6.

        SECTION    5.6      Appointment,  Removal  and  Resignation  of
                            Trustees.

                  (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                        (i)   until  the   issuance   of  any   Series  G
                        Securities, by  written  instrument   executed  by  the
                        Sponsor; and

                        (ii)  after  the  issuance  of any  Series G
                        Securities, by vote of the Holders of a Majority in liquidation amount of the Series G Common Securities voting as a class at a meeting of the Holders of the Series G Common Securities.


                  (b) (i) So long as an Institutional Trustee is required under Section 5.3, the Trustee that acts as
                        Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor institutional Trustee possessing the qualifications to act as Institutional Trustee under Section 5.3(a) (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees, the Sponsor and the Institutional Trustee being removed; and

                        (ii) so long as a Delaware Trustee is  required  under
                        Section 5.2, the Trustee that acts as Delaware Trustee shall not be removed in accordance with this
                        Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

                  (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation as described herein. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Series G Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                        (i) no such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                              (A)     until    a     Successor
                              Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Series G Trust, the Sponsor and the resigning Institutional Trustee; or

                              (B)  until  the  assets  of  the
                              Series G Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Series G Securities; and

                        (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor
                        Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Series G Trust, the Sponsor and the resigning Delaware Trustee.

                  (d) The Holders of the Series G Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee or Successor Delaware Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers a Resignation Request in accordance with this Section 5.6.

                  (e)If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Series G Trust of a Resignation Request, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

                  (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     SECTION     5.7     Vacancies among Trustees.

      If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

      SECTION     5.8     Effect of Vacancies.

      The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Series G Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Series G Declaration.

      SECTION     5.9     Meetings.

      If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Series G Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

      SECTION    5.10      Delegation of Power.

      The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Series G Trust the doing of such things and the execution of such instruments either in the name of the Series G Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Series G Trust, as set forth herein.

       SECTION     5.11     Merger,   Conversion,    Consolidation   or
                            Succession to Business.

      Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE 6
                                 DISTRIBUTIONS

     SECTION    6.1      Distributions.

      Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Series G Securities as set forth in Annex I. If and to the extent that the Series G Debenture Issuer makes a payment of interest (including Compound Interest and Additional Interest), premium and/or principal on the Series G Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE 7
                             ISSUANCE OF SECURITIES

      SECTION     7.1     General   Provisions   Regarding  Series  G
                          Securities.

                  (a) The Regular Trustees shall on behalf of the Series G Trust issue the Series G Preferred Securities, which shall be one class of preferred securities representing undivided preferred beneficial ownership interests in the assets of the Series G Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Series G Declaration as if specifically set forth herein) and the Series G Common Securities, which shall be one class of common securities representing undivided common beneficial ownership interests in the assets of the Series G Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Series G Declaration as if specifically set forth herein). The Series G Trust shall issue no securities or other interests in the assets of the Series G Trust other than the Series G Preferred Securities and the Series G Common Securities. Each Security shall be dated the date of its authentication.

                  (b) The Certificates shall be signed on behalf of the Series G Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Series G Trust who shall have signed any of the Series G Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Series G Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Series G Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Series G Trust, although at the date of the execution and delivery of the Series G Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular
                  Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Series G Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Series G Trust may execute and the Institutional Trustee shall authenticate, temporary Certificates (printed, lithographed or typewritten), substantially in the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates all as may be determined by the Regular Trustees on behalf of the Series G Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Series G Trust will execute and furnish and the Institutional Trustee shall authenticate, definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders).

                  (c) A Security shall not be valid until authenticated by the manual or facsimile signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Series G Declaration.

      The Institutional Trustee may appoint an authenticating agent acceptable to the Series G Trust to authenticate Series G Securities. An authenticating agent may authenticate Series G Securities whenever the Institutional Trustee may do so. Each reference in this Series G Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and may itself be an Affiliate of the Series G Trust or a Related Party of the Sponsor. The Institutional Trustee hereby appoints The First National Bank of Boston initially to act as authenticating agent for the Series G Securities.

                  (d) The consideration received by the Series G Trust for the issuance of the Series G Securities shall constitute a contribution to the capital of the Series G Trust and shall not constitute a loan to the Series G Trust.

                  (e) Upon issuance of the Series G Securities as provided in this Series G Declaration, the Series G Securities so issued
                  shall  be  deemed  to  be  validly  issued,   fully  paid  and
                  non-assessable.

                  (f) Every Person, by virtue of having become a Holder or a Series G Preferred Security Beneficial Owner in accordance with the terms of this Series G Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Series G Declaration.

                                  ARTICLE 8
                              DISSOLUTION OF TRUST

       SECTION    8.1      Dissolution of Series G Trust.

                  (a) Notwithstanding anything to the contrary contained herein, the Sponsor shall have the right at any time to dissolve the Series G Trust and cause the distribution of all of the Series G Debentures to the Holders in exchange for all of the Series G Securities in accordance with the terms of the Series G Securities. In addition, the Series G Trust shall dissolve:

                        (i) on April 11, 2052, the expiration of the term of the Series G Trust;

                        (ii) upon the bankruptcy of the Sponsor or the Series G Trust;

                        (iii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, the filing of a certificate of cancellation with respect to the Series G Trust after having obtained the consent of the Holders of at least a Majority in liquidation amount of the Series G Securities voting together as a single class to file such certificate of cancellation, or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                       (iv)   upon  the   entry  of  a  decree   of   judicial
                        dissolution of the Holder of the Series G Common Securities, the Sponsor or the Series G Trust;

                        (v) when all of the Series G Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest or Compound Interest, shall have been paid to the Holders in accordance with the terms of the Series G Securities;

                        (vi) upon the distribution of all of the Series G Debentures to the Holders in exchange for all of the Series G Securities in accordance with the terms of the Series G Securities; or

                        (vii) before the issuance of any Series G Securities, with the consent of all of the Regular Trustees and the Sponsor.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c)   The   provisions  of  Article  10  shall  survive  the
                  dissolution of the Series G Trust.

                                  ARTICLE 9
                             TRANSFER OF INTERESTS

        SECTION   9.1       Transfer of Series G Securities.

                  (a)Series G Securities may only be transferred,in whole or in part, in accordance with the terms and conditions set forth in this Series G Declaration and in the terms of the Series G Securities. Any transfer or purported transfer of any Security not made in accordance with this Series G Declaration shall be null and void.

                  (b) Subject to this Article 9, the Series G Preferred Securities shall be freely transferable.

                  (c) The  Sponsor  may not  transfer  the  Series  G Common
                  Securities.

        SECTION   9.2       Transfer of Certificates.

                  (a) The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued and authenticated by the Institutional Trustee in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Series G Declaration.

                  (b) Upon receipt by the Institutional Trustee of a Definitive Series G Preferred Security Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Institutional Trustee, requesting transfer of such Definitive Series G Preferred Security Certificate for a beneficial interest in a Global Certificate, the Institutional Trustee shall cancel such Definitive Series G Preferred Security Certificate and cause, or direct the Depository Institution to cause, the aggregate number of Series G Preferred Securities represented by the appropriate Global Certificate to be increased accordingly. If no Global Certificates are then outstanding, the Series G Trust shall issue and the Institutional Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Series G Preferred Securities in global form.

                  (c) Upon receipt by the Institutional Trustee from the Depository Institution or its nominee on behalf of any Person having a beneficial interest in a Global Certificate of written instructions or such other form of instructions as is customary for the Depository Institution or the person designated by the Depository Institution, requesting transfer of a beneficial interest in a Global Certificate for a Definitive Series G Preferred Security Certificate, then the Institutional Trustee or the securities custodian, at the direction of the Institutional Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depository Institution and the securities custodian, the aggregate principal amount of the Global Certificate to be reduced on its books and records and, following such reduction, the Series G Trust will execute and the Institutional Trustee will authenticate and deliver to the transferee a Definitive Series G Preferred Security Certificate.

                  Definitive    Series    G    Preferred    Security
                  Certificates issued in exchange for a beneficial interest in a Global Certificate shall be registered in such names and in such authorized denominations as the Depository Institution, pursuant to instructions from its Depository Institution Participants or indirect participants or otherwise, shall instruct the Institutional Trustee. The Institutional Trustee shall deliver such Series G Preferred Securities to the persons in whose names such Series G Preferred Securities are so registered in accordance with the instructions of the Depository Institution. 1. Notwithstanding any other provisions of this Series G Declaration, a Global Certificate may not be transferred as a whole except by the Depository Institution to a nominee of the Depository Institution or another nominee of the Depository Institution or by the Depository Institution or any such nominee to a successor
                  Depository Institution or a nominee of such successor Depository Institution.

                  (d) The Institutional Trustee may appoint a transfer agent and registrar ("Transfer Agent") acceptable to the Series G Trust to perform the functions set forth in this Section 9.2. The Transfer Agent may perform such functions whenever the Institutional Trustee may do so. Each reference in this Series G Declaration to registration and transfer of Series G Preferred Securities by the Institutional Trustee includes such activities by the Transfer Agent. The Transfer Agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and itself may be the Series G Trust, an Affiliate of the Series G Trust or a Related Party of the Sponsor. The Institutional Trustee hereby appoints The First National Bank of Boston initially to act as Transfer Agent for the Series G Preferred Securities.

      SECTION    9.3      Deemed Security Holders.

      The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Series G Trust as the sole holder of such Certificate and of the Series G Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Series G Securities represented by such Certificate on the part of any Person, whether or not the Series G Trust shall have actual or other notice thereof.

      SECTION    9.4      Book-Entry Interests.

      The Series G Preferred Securities Certificates, on original issuance, will be executed and issued by the Series G Trust and authenticated by the Institutional Trustee either (i) in the form of one or more, fully-registered, global Series G Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC or PDTC, the initial Depository Institutions, by, or on behalf of, the Series G Trust to those tendering holders of Series G 9.12% Depositary Shares held in global form or (ii) in certificated form (the "Definitive Series G Preferred Security Certificates") to be held directly by the Holder to those tendering holders of Series G 9.12% Depositary Shares held directly in certificated form. Investors may elect to hold their Series G Preferred Securities directly or hold their interest through a Global Certificate. Global Certificates shall initially be registered on the books and records of the Series G Trust in the name of DTC or PDTC, as applicable, or their respective nominees. With respect to Series G Preferred Security Beneficial Owners holding their interest in Series G Preferred Securities pursuant to a Global Certificate:

                  (a) the Series G Trust and the Trustees shall be entitled to deal with the Depository Institution, with respect to such Series G Preferred Security Beneficial Owners, for all purposes of this Series G Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of such Series G Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to such Series G Preferred Security Beneficial Owners;

                  (b) to the extent that the provisions of this  Section 9.4
                  conflict  with  any  other   provisions   of  this  Series  G
                  Declaration,  the  provisions  of  this   Section 9.4   shall
                  control; and

                  (c) the rights of such Series G Preferred Security Beneficial Owners shall be exercised only through the Depository Institution and shall be limited to those established by law and agreements between such Series G Preferred Security Beneficial Owners and the Depository Institution and/or the Depository Institution Participants. The Depository
                  Institution will make book-entry transfers among the Depository Institution Participants and receive and transmit payments of Distributions on the Global Certificates to such Depository Institution Participants.

      Depository Institution Participants shall have no rights under this Series G Declaration with respect to any Global Certificate held on their behalf by the Depository Institution or by the Institutional Trustee as the custodian of the Depository Institution or under such Global Certificate, and the Depository Institution may be treated by the Series G Trust, the Institutional Trustee and any agent of the Series G Trust or the Institutional Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Series G Trust, the Institutional Trustee or any agent of the Series G Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository Institution or impair, as between the Depository Institution and its Depository Institution Participants, the operation of customary practices of such Depository Institution governing the exercise of the rights of a holder of a beneficial interest in any Global Certificate.

      At such time as all beneficial interests in a Global Certificate have either been exchanged for Definitive Series G Preferred Security Certificates to the extent permitted by this Series G Declaration or redeemed, repurchased or canceled in accordance with the terms of this Series G Declaration, such Global Certificate shall be returned to the Depository Institution for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for Definitive Series G Preferred Security Certificates, or if Definitive Series G Preferred Security Certificates are exchanged for a beneficial interest in a Global Certificate, Series G Preferred Securities represented by such Global Certificate shall be reduced or increased and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the securities custodian for such Global Certificate) with respect to such Global Certificate, by the Institutional Trustee or the securities custodian, to reflect such reduction or increase.

     SECTION    9.5      Notices to Depository Institution.

      Whenever a notice or other communication to the Series G Preferred Security Holders is required under this Series G Declaration, unless and until Definitive Series G Preferred Security Certificates shall have been issued to the Series G Preferred Security Beneficial Owners pursuant to Sections 9.2, 9.4 or 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Series G Preferred Security Holders to the applicable Depository Institution, and shall have no notice obligations to the Series G Preferred Security Beneficial Owners.

      SECTION     9.6     Appointment    of   Successor    Depository
                          Institution.

      If any Depository Institution elects to discontinue its services as securities depositary with respect to the Series G Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depository Institution with respect to such Series G Preferred Securities.

      SECTION    9.7      Definitive  Series  G  Preferred   Security
                          Certificates.

      If:

                  (a) a Depository Institution elects to discontinue its services as securities depositary with respect to the Series G Preferred Securities and a successor Depository Institution is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

                  (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book-entry system through the
                  Depository   Institutions   with  respect  to  the  Series  G
                  Preferred Securities; or

                  (c) there shall have occurred a Series G Declaration Event of Default, then:

                  (a) Definitive Series G Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Series G Trust with respect to such Series G Preferred Securities; and

                  (b)upon surrender of the Global Certificates by the applicable Depository Institution, accompanied by registration instructions, the Regular Trustees shall cause Definitive Series G Preferred Security Certificates to be delivered to
                  Series G Preferred Security Beneficial Owners in accordance with the instructions of such Depository Institution. Neither the Trustees nor the Series G Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Depository Institution. The Definitive Series G Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular
                  Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Series G Preferred Securities may be listed, or to conform to usage.

    SECTION      9.8      Mutilated,    Destroyed,    Lost    or    Stolen
                          Certificates.

      If:

                  (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

                  (b)  there shall be delivered to the Regular Trustees,  the
                  Institutional  Trustee  or  any  authenticating   agent  such
                  security or indemnity as may be required by them to keep each of them harmless,

                  then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Series G Trust shall execute and deliver and the Institutional Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Series G Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                 ARTICLE 10
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

        SECTION   10.1       Liability.

                  (a)Except as expressly set forth in this Series G Declaration, the Series G Securities Guarantees and the terms of the Series G Securities, the Sponsor shall not be:

                        (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Series G Trust; and

                        (ii) be required to pay to the Series G Trust or to any Holder any deficit upon dissolution of the Series G Trust or otherwise.

                  (b) The Series G Debenture Issuer shall be liable for all of the debts and obligations of the Series G Trust (other than payments of distributions, if any, with respect to the Series G Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

        SECTION   10.2       Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Series G Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Series G Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Series G Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Series G Trust and upon such information, opinions, reports or statements presented to the Series G Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Series G Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

        SECTION    10.3      Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Series G Trust or to any other Covered Person, an Indemnified Person acting under this Series G
                  Declaration shall not be liable to the Series G Trust or to any other Covered Person for its good faith reliance on the provisions of this Series G Declaration. The provisions of this Series G Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b)   Unless otherwise expressly provided herein:

                        (i)   whenever  a  conflict   of   interest
                        exists or arises between an Indemnified Person and any Covered Persons; or

                        (ii) whenever this Series G Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Series G Trust or any Holder, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Series G Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Series G Declaration an Indemnified Person is permitted or required to make a decision:

                        (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Series G Trust or any other Person; or

                        (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Series G Declaration or by applicable law.

         SECTION      10.4    Indemnification.

                  (a) (i) The Series G Debenture Issuer shall indemnify, to the full extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Series G Trust) by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Series G Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Sponsor Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Series G Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                        (ii) The  Series G  Debenture  Issuer  shall
                        indemnify, to the full extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Series G Trust to procure a judgment in its favor by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Series G Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Sponsor Indemnified Person shall have been adjudged to be liable to the Series G Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                        (iii)   To  the   extent   that  a   Sponsor
                        Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                        (iv) Any  indemnification  under  paragraphs
                        (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Series G Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Sponsor Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Series G Common Security Holder of the Series G Trust.

                        (v)  Expenses  (including  attorneys'  fees)
                        incurred by a Sponsor Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and
                        (ii) of this Section 10.4(a) shall be paid by the Series G Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Sponsor Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Series G Debenture Issuer as authorized in this
                        Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Series G Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Series G Debenture Issuer, that, based upon the facts known to the Regular Trustees, counsel or the
                        Series G Debenture Issuer, as the case may be, at the time such determination is made, such Sponsor Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Series G Trust, or, with respect to any criminal proceeding, that such Sponsor Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Series G Debenture Issuer reasonably determine that such person deliberately breached his duty to the Series G Trust or its Holders.

                        (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Series G Debenture Issuer or Series G Preferred Security Holders of the Series G Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Series G Debenture Issuer and each Sponsor Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                        (vii) The Series G  Debenture  Issuer or the
                        Series G Trust may purchase and maintain insurance on behalf of any person who is or was a Sponsor Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Series G Debenture Issuer would have the power to indemnify him against such liability under the provisions of this
                        Section 10.4(a).

                        (viii) For purposes of this Section 10.4(a), references to "the Series G Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                        (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this
                        Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Sponsor Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (b) The Series G Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware
                  Trustee,  and  (iv)  any  officers,  directors,  shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Series G Declaration.

      SECTION     10.5     Outside Businesses.

      Any  Covered   Person,   the  Sponsor,   the  Delaware   Trustee  and  the
Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Series G Trust, and the Series G Trust and the Holders shall have no rights by virtue of this Series G Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Series G Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Series G Trust even if such opportunity is of a character that, if presented to the Series G Trust, could be taken by the Series G Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 11
                                   ACCOUNTING

      SECTION     11.1     Fiscal Year.

      The fiscal year ("Fiscal Year") of the Series G Trust shall be the calendar year, or such other year as is required by the Code.

      SECTION     11.2     Certain Accounting Matters.

                  (a) At all times during the existence of the Series G Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Series G Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Series G Trust shall use the accrual method of accounting for United States federal income tax purposes. The Regular Trustees of the Series G Trust shall at all times cause the Series G Trust to comply fully with all applicable accounting requirements (including, without limitation, requirements with respect to audits, reports and disclosure and dissemination of financial statements) of any exchange on which any of the Series G Securities may at such time be listed or which are required under applicable law. The books and records of the Series G Trust, together with a copy of the Series G Declaration and a certified copy of the Certificate of Trust, and any amendment thereto shall at all times be maintained at the principal office of the Series G Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Series G Trust during normal business hours.

                  (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Series G Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Series G Trust.

                  (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Series G Trust with any state or local taxing authority.

      SECTION     11.3     Banking.

      The Series G Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Series G Trust; provided, however, that all payments of funds in respect of the Series G Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Series G Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

      SECTION     11.4     Withholding.

      The Series G Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Series G Trust shall request, and the Holders shall provide to the Series G Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Series G Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Series G Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Series G Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE 12
                            AMENDMENTS AND MEETINGS

       SECTION    12.1      Amendments.

                  (a) Except as otherwise provided in this Series G Declaration or by any applicable terms of the Series G Securities, this Series G Declaration may only be amended by a written instrument approved and executed by:

                  (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

                  (ii)  if  the   amendment   affects  the  rights,
                        powers, duties,   obligations   or  immunities  of  the
                        Institutional Trustee, the Institutional Trustee; and

                  (iii) if the amendment  affects the rights,  powers,  duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Series G Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Series G Declaration (including the terms of the Series G Securities);

                   (ii) unless,  in the case of any  proposed  amendment
                        which affects the rights, powers,  duties,  obligations
                        or immunities  of  the   Institutional   Trustee,   the
                        Institutional Trustee shall have first received:

                              (A)  an  Officers'   Certificate
                              from each of the Series G Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Series G Declaration (including the terms of the Series G Securities); and

                              (B) an opinion  of counsel  (who
                              may be counsel to the Sponsor or the Series G Trust) that such amendment is permitted by, and conforms to, the terms of this Series G Declaration (including the terms of the Series G Securities); and

                (iii) to the extent the result of such amendment would be to:

                              (A)  cause  the trust to fail to
                              continue to be classified for purposes of United States federal income taxation as a grantor trust;

                              (B)    reduce    or    otherwise
                              adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                              (C)   cause the  Series G Trust
                               to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (c)At such time after the Series G Trust has issued any Series G Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder may be effected only with such additional requirements as may be set forth in the terms of such Series G Securities;

                  (d)    Sections 4.4,   9.1(c) and this Section 12.1 shall not
                  be amended without the consent of all of the Holders of the Series G Securities;

                  (e) Article 4 shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Series G Common Securities;

                  (f)The rights of the holders of the Series G Common Securities under Article 5 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Series G Common Securities; and

                  (g)   Notwithstanding   Section 12.1(c),   this   Series   G
                  Declaration may be amended without the consent of the Holders to:

                        (i)  cure any ambiguity;

                        (ii) correct  or  supplement  any  provision  in this
                        Series G   Declaration   that  may  be   defective   or
                        inconsistent with any other provision of this Series G Declaration;

                        (iii) add   to   the   covenants,    restrictions   or
                        obligations of the Sponsor;

                        (iv)conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders;

                        (v) preserve the status of the Series G Trust as a grantor trust for federal income tax purposes; and

                       (vi)  make any other  change  that does not  adversely
                        affect the rights of the Holders.

It shall not be necessary for any consent of the Holders under this Section 12.1 to approve the particular form of any proposed amendment or modification to this Series G Declaration, but it shall be sufficient if such consent shall approve the substance thereof.

       SECTION     12.2     Meetings of the Holders;  Action by Written
                            Consent.

                  (a)Meetings of the Holders of any class of Series G Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Series G Securities) to consider and act on any matter on which Holders of such class of Series G Securities are entitled to act under the terms of this Series G Declaration, the terms of the Series G Securities or the rules of any stock exchange on which the Series G Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Series G Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Certificates held by the Holders exercising the right to call a meeting and only those Series G Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Series G Securities, the following provisions shall apply to meetings of Holders:

                       (i) notice of any such meeting  shall be given to all the
                        Holders having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Series G Declaration or the rules of any stock exchange on which the Series G Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Series G Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Series G Trust within the time specified by the Regular Trustees;

                        (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Series G Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                        (iii) each meeting of the Holders shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                        (iv) unless the Business Trust Act, this Series G Declaration, the terms of the Series G Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Series G Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE 13
            REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

      SECTION    13.1      Representations     and    Warranties    of
                           Institutional Trustee.

      The Trustee that acts as initial Institutional Trustee represents and warrants to the Series G Trust and to the Sponsor at the date of this Series G Declaration, and each Successor Institutional Trustee represents and warrants to the Series G Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

                  (a)the Institutional Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Series G Declaration;

                  (b) the  execution,   delivery   and   performance   by  the
                  Institutional Trustee of this Series G Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Series G Declaration has been duly executed and delivered by the Institutional Trustee, and constitutes the legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c)   the  execution,   delivery  and  performance  of  this
                  Series G Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Articles of Incorporation or By-laws of the Institutional Trustee;

                  (d)  no   consent,   approval  or   authorization   of,  or
                  registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of this Series G Declaration;

                  (e) on the closing date of the Series G Offer, the Institutional Trustee will be the record holder of the Series G Debentures and the Institutional Trustee has not knowingly created any liens or encumbrances on such Series G Debentures; and

                  (f)  the     Institutional     Trustee     satisfies    the
                  qualifications set forth in Section 5.3.

      SECTION    13.2      Representations  and Warranties of Delaware
                           Trustee.

      The Trustee that acts as initial Delaware Trustee represents and warrants to the Series G Trust and to the Sponsor at the date of this Series G Declaration, and each Successor Delaware Trustee represents and warrants to the Series G Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a)the Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Series G Declaration;

                  (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Series G Declaration. The Series G Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c)   no   consent,   approval  or   authorization   of,  or
                  registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Series G Declaration; and

                  (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE 14
                                 MISCELLANEOUS

      SECTION    14.1      Notices.

      All notices provided for in this Series G Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

                  (a) if given to the Series G Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Series G Trust may give notice of to the Holders):

                         General Motors Capital Trust G
                         c/o General Motors Corporation
                        100 Renaissance Center
                          Detroit, Michigan 48243-7301
                        Attention:  General Counsel

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders):

                        Wilmington Trust Company
                        1100 North Market Street
                        Wilmington, Delaware 19890-0001
                        Attention:  Corporate Trust Administration

                  (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders):

                        Wilmington Trust Company
                        1100 North Market Street
                        Wilmington, Delaware 19890-0001
                        Attention:  Corporate Trust Administration

                  (d) if given to the Holder of the Series G Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Series G Common Securities may give notice to the Series G Trust):

                        General Motors Corporation
                        100 Renaissance Center
                          Detroit, Michigan 48243-7301
                        Attention:  General Counsel

                  (e) if given to any other Holder, at the address set forth on the books and records of the Series G Trust.

      All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

      SECTION     14.2     Governing Law.

      THIS SERIES G DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      SECTION     14.3     Intention of the Parties.

      It is the intention of the parties hereto that the Series G Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Series G Declaration shall be interpreted to further this intention of the parties.

      SECTION      14.4    Headings.

      Headings   contained  in  this  Series  G  Declaration  are  inserted  for convenience of reference only and do not affect the interpretation of this Series G Declaration or any provision hereof.

     SECTION       14.5   Successors and Assigns

      Whenever in this Series G Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Series G Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

      SECTION      14.6    Partial Enforceability.

      If any provision of this Series G Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Series G Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

      SECTION      14.7    Counterparts.

      This Series G Declaration may contain more than one counterpart of the signature page and this Series G Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                                   * * * * *

      IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.



                                    /s/ John D. Finnegan
                                    John D. Finnegan, as Regular Trustee


                                    /s/ Walter G. Borst
                                    Walter G. Borst, as Regular Trustee


                                    /s/ Martin I. Darvick
                                    Martin I. Darvick, as Regular Trustee



                                    WILMINGTON TRUST COMPANY,
                                         as Institutional Trustee and as
                                         Delaware Trustee


                                    By:      /s/ Donald G. MacKelcan
                                    Name:        Donald G. MacKelcan
                                    Title:       Assistant Vice President



                                    GENERAL MOTORS CORPORATION,
                                         as Sponsor


                                    By:      /s/ John D. Finnegan
                                    Name:        John D. Finnegan
                                    Title:       Assistant Vice President
                                                 and Treasurer

--------------------

SM"Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.



                                    ANNEX I

                                    TERMS OF
              9.87% TRUST ORIGINATED PREFERRED SECURITIES, SERIES G
                9.87% TRUST ORIGINATED COMMON SECURITIES, SERIES G

      Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of July 9, 1997 (as amended from time to time, the "Series G Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series G Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Series G Declaration or, if not defined in the Series G Declaration, as defined in the Prospectus referred to below):

      1.   Designation and Number.

      (a) Series G Preferred Securities. 5,064,489 Series G Preferred Securities of the Series G Trust with an aggregate stated liquidation amount with respect to the assets of the Series G Trust of One Hundred and Twenty-Six Million Six Hundred and Twelve Thousand Two Hundred and Twenty-Five Dollars ($126,612,225) and a stated liquidation amount with respect to the assets of the Series G Trust of $25 per preferred security, are hereby designated for the purposes of identification only as "9.87% Trust Originated Preferred SecuritiesSM ("TOPrSSM"), Series G" (the "Series G Preferred Securities"). The Series G Preferred Security Certificates evidencing the Series G Preferred Securities shall be substantially in the form of Exhibit A-1 to the Series G Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Series G Preferred Securities are listed. The Series G Preferred Securities shall be issued to former holders of Series G 9.12% Depositary Shares ("Series G 9.12% Depositary Shares"), each representing one-fourth of a share of Series G 9.12% Preference Stock (the "Series G 9.12% Preference Stock"), of General Motors Corporation (the "Sponsor") in exchange for such Series G 9.12% Depositary Shares pursuant to the Series G Offer.

      (b) Series G Common Securities. 156,634 Series G Common Securities of the Series G Trust with an aggregate stated liquidation amount with respect to the assets of the Series G Trust of Three Million Nine Hundred and Fifteen Thousand Eight Hundred and Fifty Dollars ($3,915,850) and a stated liquidation amount with respect to the assets of the Series G Trust of $25 per common security, are hereby designated for the purposes of identification only as "9.87% Trust Originated Common Securities, Series G" (the "Series G Common Securities"). The Series G Common Security Certificates evidencing the Series G Common Securities shall be substantially in the form of Exhibit A-2 to the Series G Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Series G Common Securities are to be issued and sold to the Sponsor in consideration of $3,914,798.20 in cash. Series G Common Securities may be issued in fractional share amounts.

      (c) The Series G Preferred Securities and the Series G Common Securities represent undivided beneficial ownership interests in the assets of the Series G Trust.

      (d) In connection with the Series G Offer and the purchase by the Sponsor of the Series G Common Securities, the Sponsor will deposit in the Series G Trust, and the Series G Trust will purchase, respectively, as trust assets, Series G Debentures of the Sponsor having an aggregate principal amount equal to One Hundred and Thirty Million Five Hundred and Twenty-Eight Thousand Seventy-Five Dollars ($130,528,075), and bearing interest at an annual rate equal to the annual Distribution rate on the Series G Preferred Securities and Series G Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Series G Preferred Securities and Series G Common Securities.

      2.   Distributions.

      (a) Distributions payable on each Security will be fixed at a rate per annum of 9.87% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Series G Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Series G Debentures held by the Institutional Trustee and to the extent the Series G Trust has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed. In addition, Holders of Series G Preferred Securities will be entitled to an additional cash distribution at the rate of 9.12% per annum of the liquidation amount thereof from April 1, 1997 through July 2, 1997 (the expiration date of the Series G Offer, the "Expiration Date"), in lieu of dividends accumulating and unpaid from April 1, 1997 on Series G
9.12% Depositary Shares accepted for exchange in the Series G Offer, such additional distributions to be made on August 1, 1997 to Holders of the Series G Preferred Securities on the record date for such distribution ("Pre-Issuance Interest"). Payment of Pre-Issuance Interest may not be deferred as provided in subsection (b) below.

      (b) Distributions on the Series G Securities will be cumulative, will accrue from July 3, 1997, the first date following the Expiration Date (the
"Series G Accrual Date"), and, except as otherwise described below, will be payable quarterly on February 1, May 1, August 1 and November 1 of each year, commencing on August 1, 1997, when, as and if available for payment (a "Distribution Payment Date"). With the exception of Pre-Issuance Interest, so long as the Series G Debenture Issuer shall not be in default in the payment of interest on the Series G Debentures, the Series G Debenture Issuer has the right under the Indenture to defer payments of interest on the Series G Debentures by extending the interest payment period from time to time on the Series G Debentures for a period not exceeding 20 consecutive quarters (each a "Series G Extension Period"), during which Series G Extension Period no interest shall be due and payable on the Series G Debentures, provided that no Series G Extension Period shall last beyond the Series G Stated Maturity. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly to the extent permitted by law during any such Series G Extension Period. Prior to the termination of any such Series G Extension Period, the Series G Debenture Issuer may further extend such Series G Extension Period; provided that such Series G Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the Series G Stated Maturity. Any interest accrued on the Series G Debentures during a Series G Extension Period shall be paid Pro Rata to holders of Series G Debentures on the first payment date following the Series G Extension Period and the Payment Amount shall be paid Pro Rata to the Holders on the first Distribution Payment Date following the Series G Extension Period. Upon the termination of any Series G Extension Period and the payment of all amounts then due, the Series G Debenture Issuer may commence a new Series G Extension Period, subject to the above requirements. In the event that the Series G Debenture Issuer exercises this right, then the Series G Debenture Issuer shall not (i) declare or pay any dividend on, make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (a) purchases or acquisitions of shares of its common stock (including, without limitation, all classes of common stock now or hereafter issued) in connection with the satisfaction by the Series G Debenture Issuer of its obligations under any employee benefit plans or any other contractual obligation of the Series G Debenture Issuer (other than a contractual obligation ranking pari passu with or junior to the Series G Debentures), (b) the issuance of capital stock in connection with a recapitalization or reclassification of the Series G Debenture Issuer's capital stock or the exchange or conversion of one class or series of the Series G Debenture Issuer's capital stock for another class or series of the Series G Debenture Issuer's capital stock, in each case by merger or otherwise, or (c) the purchase of fractional interests in shares of the Series G Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), (ii) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Series G Debenture Issuer that rank pari passu with or junior to such Series G Debentures (including any other series of debentures) and (iii) make any guarantee payments with respect to the foregoing (other than pursuant to the Series G Series G Preferred Securities Guarantee).

      (c) Distributions on the Series G Securities will be payable promptly by the Institutional Trustee upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Series G Trust on the relevant record dates, which will be the 15th day of the month immediately preceding the month which includes the relevant distribution dates. The record dates and distribution dates shall be the same as the record dates and payment dates on the Series G Debentures. Distributions payable on any Series G Securities that are not punctually paid on any Distribution Payment Date, as a result of the Series G Debenture Issuer having failed to make the corresponding interest payment on the Series G Debentures, will forthwith cease to be payable to the Person in whose name such Series G Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Series G Securities are registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution Payment Date falling within a Series G Extension Period unless the Series G Debenture Issuer has elected to make a full or partial payment of interest accrued on the Series G Debentures on such Distribution Payment Date. Distributions on the Series G Securities will be paid by the Series G Trust. All Distributions paid with respect to the Series G Securities shall be paid on a Pro Rata basis to Holders thereof entitled thereto. If any date on which Distributions are payable on the Series G Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

      (d) If at any time while the Institutional Trustee is the Holder of any Series G Securities, the Series G Trust or the Institutional Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Series G Debenture Issuer will pay as additional interest ("Additional Interest") on the Series G Securities held by the Institutional Trustee, such amounts as shall be required so that the net amounts received and retained by the Series G Trust and the Institutional Trustee after paying any such taxes, duties, assessments or other governmental charges will be equal to the amounts the Series G Trust and the Institutional Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

      (e) In the event that there is any money or other property held by or for the Series G Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders.

      3.   Liquidation Distribution Upon Dissolution.

      In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Series G Trust (each a "Liquidation"), the Holders on the date of the Liquidation will be entitled to receive Pro Rata out of the assets of the Series G Trust available for distribution to Holders after satisfaction of liabilities of creditors distributions in an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Series G Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Series G Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Series G Securities, shall be distributed on a Pro Rata basis to the Holders in exchange for such Series G Securities.

      4.   Redemption and Distribution.

      (a) Redemption of the Series G Securities will occur simultaneously with any repayment of the Series G Debentures. The Series G Debentures will mature on July 1, 2012 (which date may be shortened to a date no earlier than January 1, 2001, subject to certain conditions) (such date, including as so shortened, the "Series G Stated Maturity"). Upon the repayment of the Series G Debentures at maturity, the proceeds from such repayment shall be simultaneously applied to redeem Series G Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Series G Debentures so repaid at a redemption price of $25 per Security, plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Maturity Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption. Such notice can be given either before or after repayment of the Series G Debentures.

      (b) If, at any time prior to January 1, 2001, a Tax Event shall occur and be continuing, the Series G Debenture Issuer shall have the right, upon not less than 30 and no more than 60 days notice to holders of the Series G Debentures, at its option, to redeem the Series G Debentures, in whole (but not in part), for cash within 90 days following the occurrence of such Tax Event at a prepayment price (the "Series G Tax Event Prepayment Price") equal to (i) 114% of the principal amount of the Series G Debentures if such Series G Debentures are prepaid during the period commencing on the Series G Accrual Date through and including December 31, 1997 and (ii) the percentage of the principal amount of the Series G Debentures specified below, if such Series G Debentures are prepaid during the 12-month period beginning January 1 of the years indicated below, plus, in each case, any accrued and unpaid interest thereon to the date of prepayment:

Year                                                                Percentage
1998                                                                   110.5%
1999                                                                   107
2000                                                                   103.5
2001 and thereafter                                                    100

      Upon such redemption, all Series G Securities shall be redeemed by the Series G Trust at a redemption price equal to the Series G Tax Event Prepayment Price (the "Series G Tax Event Redemption Price").

      (c) The Series G Debentures are redeemable in whole or in part, from time to time, on or after January 1, 2001 upon not less than 30 nor more than 60 days notice, at a prepayment price (the "Series G Optional Prepayment Price") equal to 100% of the principal amount thereof, plus any accrued and unpaid interest thereon to the date of prepayment. Upon such prepayment, the proceeds from such prepayment shall simultaneously be applied to redeem Series G Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Series G Debentures so prepaid at a redemption price equal to the Series G Optional Prepayment Price (the "Series G Optional Redemption Price"). Notwithstanding anything to the contrary contained herein, the Series G Debenture Issuer may not redeem fewer than all of the Series G Debentures unless all accrued and unpaid interest on all of the Series G Debentures has been paid for all quarterly periods terminating on or prior to the date of prepayment.

     "Series G Redemption Price" means the Maturity Redemption Price, the Series G Optional Redemption Price or the Series G Tax Event Redemption Price, as the context requires.

      "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of the original issuance of the Series G Securities, there is more than an insubstantial risk that (i) the Series G Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Series G Debentures, (ii) interest payable on the Series G Debentures is not, or within 90 days of the date thereof will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (iii) the Series G Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

      (d) If fewer than all the outstanding Series G Securities are to be so redeemed, the Series G Common Securities and the Series G Preferred Securities will be redeemed Pro Rata (as such term is defined in Section 8 hereof) as described in Section 4(g)(ii) below.

      (e) The Series G Trust may not redeem fewer than all the outstanding Series G Securities unless all accrued and unpaid Distributions have been paid on all Series G Securities for all quarterly Distribution periods terminating on or before the date of redemption.

      (f) The Series G Debenture Issuer will have the right at any time to liquidate the Series G Trust and cause the Series G Debentures to be distributed to the Holders. If the Series G Debentures are distributed to the Holders and the Series G Preferred Securities are then listed on an exchange, the Series G Debenture Issuer will use its best efforts to cause the Series G Debentures to be listed on the NYSE or on such other exchange as the Series G Preferred Securities are then listed.

      On the date fixed for any distribution of Series G Debentures upon dissolution of the Series G Trust, (i) the Series G Preferred Securities will no longer be deemed to be outstanding, (ii) the Depository Institution or its nominee, as the record holder of the Series G Preferred Securities, will receive a registered global certificate or certificates representing the Series G Debentures to be delivered upon such distribution, and (iii) any certificates representing Series G Preferred Securities not held by the Depository Institution or its nominee will be deemed to represent Series G Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, such Series G Preferred Securities until such certificates are presented to the Series G Debenture Issuer or its agent for transfer or reissuance.

      (g)  Redemption or Distribution Procedures.

     (i) Notice of any redemption of the Series G Debentures, or notice of distribution of Series G Debentures in exchange for the Series G Securities (a "Series G Redemption/Distribution Notice") will be given by the Series G Trust by mail to each Holder of Series G Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Series G Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Series G Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Series G Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Series G Trust. No defect in the Series G Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

     (ii) In the event that fewer than all the outstanding Series G Securities are to be redeemed, the Series G Securities to be redeemed shall be redeemed Pro Rata from each Holder, it being understood that, in respect of Series G Preferred Securities registered in the name of and held of record by the Depository Institution or its nominee, the distribution of the proceeds of such redemption will be made to each Depository Institution Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

     (iii) If Series G Securities are to be redeemed and the Series G Trust gives a Series G Redemption/Distribution Notice, which notice may only be issued if the Series G Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then by 12:00 noon, Eastern time, on the redemption date, the Series G Debenture Issuer will deposit with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Series G Securities so called for redemption at the Series G Redemption Price. If a Series G Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Series G Securities so called for redemption and all rights of Holders of such Series G Securities so called for redemption will cease, except the right of the Holders of such Series G Securities to receive the Series G Redemption Price, but without interest on such Series G Redemption Price. On presentation and surrender of such Series G Securities at a place of payment specified in said notice, the said Series G Securities or the specified portions thereof shall be paid and redeemed by the Series G Trust at the applicable Series G Redemption Price. Neither the Regular Trustees nor the Series G Trust shall be required to register or cause to be registered the transfer of any Series G Securities that have been so called for redemption. If any date fixed for redemption of Series G Securities is not a Business Day, then payment of the Series G Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series G Redemption Price in respect of any Series G Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Series G Securities Guarantee, Distributions on such Series G Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Series G Redemption Price.

     (iv) The Series G Trust shall not be required to (i) issue, or register the transfer or exchange of, any Series G Securities during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Series G Securities and ending at the close of business on the day of the mailing of the relevant notice of redemption and (ii) register the transfer or exchange of any Series G Securities so selected for redemption, in whole or in part, except the unredeemed portion of any Series G Securities being redeemed in part.

     (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and regulations of the Federal Reserve Board), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Series G Preferred Securities by tender, in the open market or by private agreement.

      5.   Voting Rights -- Series G Preferred Securities.

      (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Series G Declaration, the Holders of the Series G Preferred Securities will have no voting rights.

      (b) Subject to the requirements set forth in the immediately following paragraph, the Holders of a majority in aggregate liquidation amount of the Series G Preferred Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or to direct the exercise of any trust or power conferred upon the Institutional Trustee under the Series G Declaration, including the right to direct the Institutional Trustee, as holder of the Series G Debentures, to (i) exercise the remedies available to it under the Indenture as holder of the Series G Debentures, (ii) waive any past Event of Default and its consequences that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Series G Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Series G Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of a Super Majority, only the Holders of at least such Super Majority in aggregate liquidation amount of the Series G Preferred Securities may direct the Institutional Trustee to give such consent or take such action; and provided further, that where a consent or action under the Indenture is only effective against each holder of Series G Debentures who has consented thereto, such consent or action will only be effective against a holder of Series G Preferred Securities who directs the Institutional Trustee to give such consent or take such action. A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Declaration Event of Default. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Series G Preferred Securities. If the Institutional Trustee fails to enforce its rights under the Series G Debentures after a holder of record of Series G Preferred Securities has made a written request, such holder of record of Series G Preferred Securities may institute a legal proceeding directly against the Series G Debenture Issuer to enforce the Institutional Trustee's rights under the Series G Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Series G Debenture Issuer to pay interest or principal on the Series G Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Series G Preferred Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or interest on the Series G Debentures having a principal amount equal to the aggregate liquidation amount of the Series G Preferred Securities of such holder on or after the respective due date specified in the Series G Debentures. Notwithstanding any payments made to such Holder of Series G Preferred Securities by the Series G Debenture Issuer in connection with a Direct Action, the Series G Debenture Issuer shall remain obligated to pay the principal of or interest on the Series G Debentures held by the Series G Trust or the Institutional Trustee of the Series G Trust, and the Series G Debenture Issuer shall be subrogated to the rights of the Holder of such Series G Preferred Securities with respect to payments on the Series G Preferred Securities to the extent of any payments made by the Series G Debenture Issuer to such Holder in any Direct Action. Except as provided in the preceding sentences, the Holders of Series G Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Series G Debentures.

      Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clauses (i), (ii) or (iii) above unless the Institutional Trustee has obtained an opinion of a nationally-recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Series G Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

      Any approval or direction of Holders of Series G Preferred Securities may be given at a separate meeting of Holders of Series G Preferred Securities convened for such purpose, at a meeting of all of the Holders of Series G Securities in the Series G Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Series G Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Series G Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

      No vote or consent of the Holders of the Series G Preferred Securities will be required for the Series G Trust to redeem and cancel Series G Preferred Securities or to distribute the Series G Debentures in accordance with the Series G Declaration and the terms of the Series G Securities.

      Notwithstanding that Holders of Series G Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Series G Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

      Holders of the Series G Preferred Securities will have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Sponsor, as Holder of all of the Series G Common Securities.

      6.   Voting Rights -- Series G Common Securities.

      (a) Except as provided under Sections 6(b), (c) and 7 and as otherwise required by law and the Series G Declaration, the Holders of the Series G Common Securities will have no voting rights.

      (b) The Holders of the Series G Common Securities are entitled, in accordance with Article 5 of the Series G Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

      (c) Subject to Section 2.6 of the Series G Declaration and only after the Event of Default with respect to the Series G Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Series G Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Series G Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee with respect to the Series G Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.07 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Series G Debentures shall be due and payable; provided that, where a consent or action under the Indenture would require the consent or act of a Super Majority of holders of Series G Debentures affected thereby the Institutional Trustee may only give such consent or take such action at the written direction of the holders of at least the proportion in liquidation amount of the Series G Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Series G Debentures outstanding; and provided further, that where a consent or action under the Indenture would require the consent or action of each holder of Series G Debentures, each Holder of Series G Preferred Securities must direct the Institutional Trustee to give such consent or take such action. Pursuant to this
Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Series G Preferred Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Series G Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of a nationally-recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Series G Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Series G Declaration, any Holder of Series G Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional
Trustee's rights under the Series G Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

      Any approval or direction of Holders of Series G Common Securities may be given at a separate meeting of Holders of Series G Common Securities convened for such purpose, at a meeting of all of the Holders of Series G Securities in the Series G Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Series G Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Series G Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

      No vote or consent of the Holders of the Series G Common Securities will be required for the Series G Trust to redeem and cancel Series G Common Securities or to distribute the Series G Debentures in accordance with the Series G Declaration and the terms of the Series G Securities.

      7.   Amendments to Series G Declaration and Indenture.

      (a) In addition to any requirements under Section 12.1 of the Series G Declaration, if any proposed amendment to the Series G Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Series G
Securities, whether by way of amendment to the Series G Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Series G Trust, other than as described in Section 8.1 of the Series G Declaration, then the Holders of outstanding Series G Securities voting together as a single class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Series G Securities affected thereby, provided, that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Series G Preferred Securities or only the Series G Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Series G Securities.

      (b) In the event the consent of the Institutional Trustee, as the holder of the Series G Debentures, is required under the Indenture with respect to any amendment, modification or termination on the Indenture, the Institutional
Trustee shall request the written direction of the Holders of the Series G Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Series G Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Series G Securities which the relevant Super Majority represents of the aggregate principal amount of the Series G Debentures outstanding; provided, that where a consent or action under the Indenture is only effective against each holder of Series G Debentures who has consented thereto, such consent or action will only be effective against a holder of Series G Preferred Securities who directs the Institutional Trustee to give such consent or take such action; and provided further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Series G Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Series G Trust will not be classified as other than a grantor trust on account of such action.

      (c) Notwithstanding the foregoing, no amendment or modification may be made to the Series G Declaration if such amendment or modification would (i) cause the Series G Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Series G Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

      8.   Pro Rata.

      A reference in these terms of the Series G Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate stated liquidation amount of the Series G Securities held by the relevant Holder in relation to the aggregate stated liquidation amount of all Series G Securities outstanding unless, in relation to a payment, an Event of Default under the Series G Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Series G Preferred Securities pro rata according to the aggregate stated liquidation amount of Series G Preferred Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Series G Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Series G Preferred Securities, to each Holder of Series G Common Securities pro rata according to the aggregate stated liquidation amount of Series G Common Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Series G Common Securities outstanding.

      9.   Ranking.

      The Series G Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Series G Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Series G Common Securities to receive payment of periodic Distributions and payments upon liquidation, redemption and otherwise will be subordinated to the rights of the Holders of the Series G Preferred Securities.

      10.  Listing.

      The Regular Trustees shall use their best efforts to cause the Series G Preferred Securities to be listed for quotation on the NYSE.

      11.  Acceptance of Series G Securities Guarantee and Indenture.

      Each Holder of Series G Preferred Securities and Series G Common Securities, by the acceptance thereof, agrees to the provisions of the Series G Series G Preferred Securities Guarantee and the Series G Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

      12.  No Preemptive Rights.

      The Holders shall have no preemptive rights to subscribe for any additional securities.

      13.  Miscellaneous.

      These terms constitute a part of the Series G Declaration.

      The Sponsor will provide a copy of the Series G Declaration, the Series G Series G Preferred Securities Guarantee or the Series G Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                  EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE


Certificate Number  _____     Number of Preferred Securities  _____

CUSIP NO. 370440208

                   Certificate Evidencing Preferred Securities

                                       of

                         GENERAL MOTORS CAPITAL TRUST G

       9.87% Trust Originated Preferred Securities1M, Series G ("TOPrSSM")
                 (liquidation amount $25 per Preferred Security)

      GENERAL MOTORS CAPITAL TRUST G, a statutory business trust formed under the laws of the State of Delaware (the "Series G Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of preferred securities of the Series G Trust representing undivided beneficial ownership interests in the assets of the Series G Trust, designated the 9.87% Trust Originated Preferred SecuritiesSM, Series G (liquidation amount $25 per Preferred Security) (the "Series G Preferred Securities"). The Series G Preferred Securities are transferable on the books and records of the Series G Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series G Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Series G Trust dated as of July 9, 1997, as the same may be amended from time to time (the "Series G Declaration"), including the designation of the terms of the Series G Preferred Securities as set forth in Annex I to the Series G Declaration. Capitalized terms used herein but not defined shall have the meanings given them in the Series G Declaration. The Holder is entitled to the benefits of the Series G Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Series G Declaration, the Series G Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Series G Trust at its principal place of business.

      Upon receipt of this certificate, the Holder is bound by the Series G Declaration and is entitled to the benefits thereunder. In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Series G Debentures, including that the Series G Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness and Other Financial Obligations (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Series G Preferred Securities Guarantee, including that the Series G Preferred Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Sponsor, including the Series G Debentures, except those made pari passu or subordinate by their terms, and pari passu with the most senior preferred or preference stock now or hereafter issued by the Sponsor and with any guarantee now or hereafter entered into by the Sponsor in respect of any preferred or preference stock of any Affiliate of the Sponsor.

      By accepting this certificate, the Holder agrees to treat, for United States federal income tax purposes, the Series G Debentures as indebtedness and the Series G Preferred Securities as evidence of indirect beneficial ownership in the Series G Debentures.

      Unless the Authenticating Agent's Certificate of Authentication hereon has been properly executed, these Series G Preferred Securities shall not be entitled to any benefit under the Series G Declaration or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Series G Trust has caused this certificate to be signed by its duly authorized Regular Trustees.

                              GENERAL MOTORS CAPITAL TRUST G


                              By:
                              Name:
                              Title: Regular Trustee

                              By:
                              Name:
                              Title: Regular Trustee

                              By:
                              Name:
                              Title: Regular Trustee


                         CERTIFICATE OF AUTHENTICATION

This  is  one  of  the  Series  G  Preferred   Securities  referred  to  in  the
within-mentioned Series G Declaration.

Dated  _____________, ________

                                          -----------------------,
                                          as Authenticating Agent


                                      By:

                                          Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]


      Distributions payable on each Series G Preferred Security will be fixed at a rate per annum of 9.87% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Series G Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Series G Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed. In addition, Holders will be entitled to an additional cash distribution at the rate of 9.12% per annum of the stated liquidation amount from April 1, 1997 through July 2, 1997 (the expiration date of the Series G Offer, the "Expiration Date") in lieu of dividends accumulating and unpaid from April 1, 1997 on Series G 9.12% Depositary Shares accepted for exchange in the Series G Offer, such additional distributions to be made on August 1, 1997 to Holders of record on the record date for such distribution ("Pre-Issuance Interest"). Payment of such additional cash distribution may not be deferred as provided in the succeeding paragraph.

      Except as otherwise described below, Distributions on the Series G Preferred Securities will be cumulative, will accrue from July 3, 1997, the first date following the Expiration Date, and, except as otherwise described below, will be payable quarterly on February 1, May 1, August 1 and November 1 of each year, commencing on August 1, 1997, to Holders of record on the relevant record dates, which in each case will be the 15th day of the month immediately preceding the month which includes the relevant distribution date. The record dates and distribution dates shall be the same as the record dates and payment dates on the Series G Debentures. With the exception of Pre-Issuance Interest, so long as the Series G Debenture Issuer shall not be in default in the payment of interest on the Series G Debentures, the Series G Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Series G Debentures for a period not exceeding 20 consecutive quarters (each an "Series G Extension Period"), provided that no Series G Extension Period shall last beyond Series G Stated Maturity. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Series G Extension Period. Prior to the termination of any such Series G Extension Period, the Series G Debenture Issuer may further extend such Series G Extension Period; provided that such Series G Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the Series G Stated Maturity. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Series G Trust on the first record date after the end of the Series G Extension Period. Upon the termination of any Series G Extension Period and the payment of all amounts then due, the Series G Debenture Issuer may commence a new Series G Extension Period, subject to the above requirements.

      The Series G Preferred Securities shall be redeemable as provided in the Series G Declaration.

                                   ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned assigns and transfers this Series G Preferred Security Certificate to:

         (Insert assignee's social security or tax identification number)

                    (Insert address and zip code of assignee)

      and irrevocably appoints ------------------------------------

      to transfer this Series G Preferred Security Certificate on the books of the Series G Trust. The agent may substitute another to act for him or her.

                              Date:

                              Signature:
                              (Sign  exactly  as your name  appears on the other
                              side  of  this   Series   G   Preferred   Security
                              Certificate)

                              (Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                  EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE

 Certificate Number __________      Number of Common Securities __________

                    Certificate Evidencing Common Securities

                                       of

                         GENERAL MOTORS CAPITAL TRUST G

                9.87% Trust Originated Common Securities, Series G
                   (liquidation amount $25 per Common Security)

      GENERAL MOTORS CAPITAL TRUST G, a statutory business trust formed under the laws of the State of Delaware (the "Series G Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of common securities of the Series G Trust representing undivided beneficial ownership interests in the assets of the Series G Trust, designated the 9.87% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Series G Common Securities"). The Series G Common Securities are transferable on the books and records of the Series G Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series G Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Series G Trust dated as of July 9, 1997, as the same may be amended from time to time (the "Series G Declaration"), including the designation of the terms of the Series G Common Securities as set forth in Annex I to the Series G Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Series G Declaration. The Holder is entitled to the benefits of the Series G Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Series G Declaration, the Series G Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

      Upon receipt of this certificate, the Sponsor is bound by the Series G Declaration and is entitled to the benefits thereunder. In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Series G Debentures, including that the Series G Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness and Other Financial Obligations (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Series G Preferred Securities Guarantee, including that the Series G Preferred Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Sponsor, including the Series G Debentures, except those made pari passu or subordinate by their terms, and pari passu with the most senior preferred or preference stock now or hereafter issued by the Sponsor and with any guarantee now or hereafter entered into by the Sponsor in respect of any preferred or preference stock of any Affiliate of the Sponsor.

      By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Series G Debentures as indebtedness and the Series G Common Securities as evidence of indirect beneficial ownership in the Series G Debentures.

      Unless the Authenticating Agent's Certificate of Authentication hereon has been properly executed, these Series G Common Securities shall not be entitled to any benefit under the Series G Declaration or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Series G Trust has caused this certificate to be signed by its duly authorized Regular Trustees.

                                     GENERAL MOTORS CAPITAL TRUST G


                                     By:
                                     Name:
                                     Title:  Regular Trustee


                                     By:
                                     Name:
                                     Title:  Regular Trustee


                                     By:
                                     Name:
                                     Title:  Regular Trustee




                         CERTIFICATE OF AUTHENTICATION

      This is one of the Series G Common Securities referred to in the within-mentioned Series G Declaration.

      Dated  _____________, ________

                                          -----------------------------,
                                          as Authenticating Agent



                                      By:

                                          Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]


      Distributions payable on each Series G Common Security will be fixed at a rate per annum of 9.87% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Series G Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Series G Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

      Except as otherwise described below, distributions on the Series G Common Securities will be cumulative, will accrue from July 3, 1997, the first date following the expiration date of the Series G Offer, and, except as otherwise described below, will be payable quarterly on February 1, May 1, August 1 and November 1 of each year, commencing on August 1,1997, to Holders of record on relevant record dates, which in each case will be the 15th day of the month immediately preceding the month which includes the relevant distribution date. The record dates and distribution dates shall be the same as the record and payment dates on the Series G Debentures. So long as the Series G Debenture Issuer shall not be in default in the payment of interest on the Series G Debentures, the Series G Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Series G Debentures for a period not exceeding 20 consecutive quarters (each an "Series G Extension Period"), provided that no Series G
Extension Period shall last beyond the Series G Stated Maturity. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Series G Extension Period. Prior to the termination of any such Series G Extension Period, the Series G Debenture Issuer may further extend such Series G Extension Period; provided that such Series G Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the Series G Stated Maturity. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Series G Trust on the first record date after the end of the Series G Extension Period. Upon the termination of any Series G Extension Period and the payment of all amounts then due, the Series G Debenture Issuer may commence a new Series G Extension Period, subject to the above requirements.

      The Series G Common Securities shall be redeemable as provided in the Series G Declaration.

                                   ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned assigns and transfers this Series G Common Security Certificate to:

         (Insert assignee's social security or tax identification number)

                    (Insert address and zip code of assignee)


      and irrevocably appoints _________________________________________   this
Series G Common Security Certificate on the books of the Series G Trust. The agent may substitute another to act for him or her.


                              Date:


                              Signature:
                              (Sign exactly as your name appears on the other side of this Series G Common Security Certificate)

                              (Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)





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1SM"Trust  Originated  Preferred  Securities"  and "TOPrS" are service  marks of
Merrill Lynch & Co.